UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

WaveDancer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22405	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway Ste 210
Fairfax, VA 22033
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

Information Analysis Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WAVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01          Completion of Acquisition or Disposition of Assets

On December 10, 2021, the Company purchased all of the issued and outstanding shares of common stock of Gray Matters, Inc. (“GMI”) under the Stock Purchase Agreement referenced in Item 1.01 of the Form 8-K which the Company filed on November 16, 2021. A total of 436,481 shares of common stock were issued in this acquisition representing the $1,500,000 of stock value the selling stockholder was to receive with all of such shares remaining available to satisfy any indemnification claims under the Stock Purchase Agreement. The $7,500,000 of cash consideration payable at the closing was reduced to $7,298,781 as a result of GMI’s target working capital exceeding the preliminary working capital by $201,219.

The foregoing description of the Stock Purchase Agreement in this Form 8-K and the Form 8-K filed on November 16, 2021 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On December 13, 2021, the Company issued a press release announcing the close of the GMI acquisition.
Item 3.02         Unregistered Sale of Equity Securities

On December 10, 2021, the Company sold in a private placement offering from which it raised aggregate gross proceeds of $10,000,000, 3,289,525 units resulting in the issuance of a like number of shares of common stock and 651,352 Series A warrants exercisable for a like number of shares of common stock. The warrants are exercisable at a price of $4.50 per share, with the warrants exercisable from January 1, 2023, through December 31, 2026. If the shares underlying the warrants are not registered when the warrants become exercisable, the warrants can be exercised on a cashless basis. The warrants are subject to redemption at a price of $0.001 per warrant, if commencing January 1, 2024, the volume weighted average price per share for 10 consecutive trading days equals or exceeds $12.50. The company reserves the right to require the warrants to be exercised on a cashless basis following any notice of redemption. No placement fees or commissions were paid in connection with the offering.  The Company relied upon Rule 506(b) of Regulation D in issuing these shares and warrants.

The foregoing description of the warrants does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the form of warrant attached hereto as Exhibit 4.1 and incorporated herein by reference.

On December 10, 2021, the Company issued 436,481 shares of its common stock having an aggregate value of $1,500,000 as partial consideration of the payment of the purchase price for the acquisition of the shares of GMI. The Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, for the issuance of these shares.

Item 8.01         Other Events

On December 14, 2021, the Company implemented the Plan of Domestication, as further described in the Company’s definitive proxy statement filed on October 26, 2021, which the stockholders approved at the Company’s annual meeting held on December 2, 2021. Under such plan, the Company was authorized to convert from a Virginia corporation to a Delaware corporation and adopt a new certificate of incorporation and by-laws. Under such plan, each of the Company’s outstanding shares of common stock of the Virginia corporation becomes a share of common stock of the Delaware corporation. The Plan of Domestication is attached hereto as Exhibit 2.1 and the certificate of incorporation and by-laws are attached hereto as Exhibits 3.1 and 3.2.

As previously set forth in the Company’s definitive proxy statement filed on October 26, 2021, the certificate of incorporation resulted in a change of name to WaveDancer, Inc., increased the authorized shares of capital stock to 101,000,000 consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock, and created a staggered board consisting of three classes of directors serving three year terms, provided the initial Class I directors and Class II directors will serve until the Company’s next and second annual meeting, respectively, following the effective date of the new certificate of incorporation. Bonnie K. Wachtel and Mark T. Krial became the Class I directors. Donald J. Tringali, Jack L. Johnson, Jr. and William H. Pickle became the Class II directors and G. James Benoit, Jr., Paul Becker and James C. DiPaula, Jr. became the Class III directors.

In connection with the change of its corporate name, the Company adopted the new trading symbol of WAVD for its shares of common stock which trade on the Nasdaq Capital Market.

On December 15, 2021, the Company issued a press release announcing the name change.

Item 9.01         Financial Statement and Exhibits

(a)          The financial statements required by this item resulting from the acquisition of Gray Matters, Inc. will be filed within 71 days from the date of this report.

(b)         The pro forma financial information required by this item resulting from the acquisition of Gray Matters, Inc. will be filed within 71 days from the date of this report.

(c)         See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Plan of Domestication
3.1	Certificate of Incorporation of WaveDancer, Inc.
3.2	By-laws of WaveDancer, Inc.
4.1	Form of Series A Warrant
10.1	Stock Purchase Agreement for the acquisition of Gray Matters, Inc.*
99.1	Press Release announcing close of Gray Matters, Inc acquisition
99.2	Press Release announcing change of name
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and other similar attachments to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVEDANCER, INC.

Date: December 16, 2021	By:	/s/ Matthew T. Sands
Matthew T. Sands
Senior Vice President

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